Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Certification of Principal Executive Officer

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Urecoats Industries Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

          (i) the accompanying Annual Report on Form 10-K/A of the Company for the period ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2004	URECOATS INDUSTRIES INC.

By:

Michael T. Adams
Principal Executive Officer

      A signed original of this written statement required by Section 906 has been provided to Urecoats Industries Inc. and will be retained by Urecoats Industries Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer

      Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Urecoats Industries Inc., a Delaware corporation (the “Company”), hereby certifies, to his knowledge, that:

          (i) the accompanying Annual Report on Form 10-K/A of the Company for the period ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2004	URECOATS INDUSTRIES INC.

By:

Dennis A. Dolnick
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Urecoats Industries Inc. and will be retained by Urecoats Industries Inc. and furnished to the Securities and Exchange Commission or its staff upon request.